Exhibit 99.1

Alternus Energy Group plc Announces Altnua, a Dedicated Clean Energy Development Business to Drive Organic Growth into the Future

Dublin, 17 October 2022 - Alternus Energy Group plc ("Alternus") (OSE:ALT) today announced the establishment of its development business, Altnua, which aims to become one of the leading specialist renewable asset developers in Europe and the US. Altnua will focus on developing utility scale projects from the ground up working with landowners and local developers as well as corporate off-takers to achieve their net zero goals.

Bill Sadlier will lead the new business as Chief Executive Officer. Prior to establishing Altnua, Mr Sadlier served as the Chief Financial Officer and Executive Director at BNRG where he led the business through transformative private equity deals on both sides of the Atlantic. Mr Sadlier has an extensive track record in the renewable energy industry having developed, financed, and delivered over 1 GW of renewable capacity in Europe and North America since 2004 with businesses including NTR plc.

“Joining Alternus at this pivotal point, when demand for clean energy is greater than ever, will allow Altnua to respond to critical decarbonisation targets and contribute to future growth for the group. I am confident as part of Alternus, Altnua has the right foundation, resources, and expertise to create an industry leading development business. We have an ambitious vision for this business with a goal of adding over 5GW’s of organically developed operational parks to the Alternus portfolio by the end of the decade,” said Bill Sadlier.

As part of Alternus, Altnua can take a responsible long-term approach to developing projects, on a ‘develop to own’ basis, across a range of technologies using innovative energy solutions. A central theme of Altnua’s growth strategy will be the acquisition of development businesses to scale their portfolios. A number of executives and professionals are expected to join Altnua in the coming months as Bill Sadlier builds out the team to execute on the ambitious plan.

“Establishing a specialist development business led by an experienced team is the next logical step for Alternus as we continue in our current growth path. As long-term owners of clean energy projects, we see tremendous value by stepping in earlier in the value chain. This allows us to reduce our overall capital expenditure and to optimise the long-term design and operation of the projects from inception, including the use of storage and other hybrid solutions. This will also provide an assured pipeline of future operational parks to support better planning and use of group resources. I am delighted for Bill to lead this exciting new chapter in our development and also welcome him onto the Alternus Executive Management Team,” added Vincent Browne, Group Chief Executive Officer and Chairman of Alternus.

To learn more about the new business visit the website at www.altnua.com

About Altnua

Established in 2022, Altnua, an Alternus Energy Group company, is a specialist renewable asset developer. Headquartered in Dublin and with operations across the EU and US, Altnua is developing a pipeline of solar and storage assets totalling 5GW.

Website: www.altnua.com

LinkedIn: https://www.linkedin.com/company/altnua/

About Alternus Energy

Alternus Energy Group Plc is an international vertically integrated independent power producer (IPP). Headquartered in Ireland, and listed on the Euronext Growth Oslo, the Company develops, installs, owns, and operates midsized utility scale solar parks. The Company also has offices in Rotterdam and America. Alternus Energy aims to own and operate over 3.5 gigawatts of solar parks by the end of 2025. For more information visit www.alternusenergy.com.

On October 12, 2022, Alternus announced the execution of a definitive business combination agreement with Clean Earth Acquisitions Corp. (NASDAQ: CLIN), a climate technology and energy transition-focused special purpose acquisition company. The transaction is expected to close in the first quarter of 2023, at which point the combined company’s common stock is expected to trade on the Nasdaq Market.

About Clean Earth Acquisitions Corp.

Clean Earth Acquisitions Corp. is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. For more information visit www.cleanearthacquisitions.com.

Participants in the Solicitation

Clean Earth, Alternus Energy and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Clean Earth’s shareholders in connection with the Proposed Business Combination. Information regarding the directors and executive officers of Clean Earth and their ownership of Clean Earth common stock is set forth in Clean Earth’s final prospectus filed with the SEC on November 19, 2021, in connection with Clean Earth’s initial public offering. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Clean Earth’s shareholders in connection with the Proposed Business Combination will be s included in the proxy statement that Clean Earth intends to file with the SEC. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Proposed Business Combination will be included in the proxy statement that Clean Earth intends to file with the SEC. You may obtain free copies of these documents as described above.

Forward-Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are sometimes accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Alternus’ growth, prospects and the market for solar parks and other renewable power sources. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the respective management teams of Alternus and Clean Earth and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Alternus and Clean Earth.

These forward-looking statements are subject to a number of risks and uncertainties, including: the impact of reduction, modification or elimination of government subsidies and economic incentives (including, but not limited to, with respect to solar parks); the impact of decreases in spot market prices for electricity; dependence on acquisitions for growth in Alternus’ business; inherent risks relating to acquisitions and Alternus’ ability to manage its growth and changing business; risks relating to developing and managing renewable solar projects; risks relating to PV plant quality and performance; risks relating to planning permissions for solar parks and government regulation; Alternus’ need for significant financial resources (including, but not limited to, for growth in its business); the need for financing in order to maintain future profitability; the lack of any assurance or guarantee that Alternus can raise capital or meet its funding needs; Alternus’ limited operating history; risks relating to operating internationally, include currency risks and legal, compliance and execution risks of operating internationally; the potential inability of the parties to successfully or timely consummate the proposed business combination; the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination; the approval of the stockholders of Clean Earth is not obtained; the risk of failure to realize the anticipated benefits of the proposed business combination; the amount of redemption requests made by Clean Earth’s stockholders exceeds expectations or current market norms; the ability of Alternus or the combined company to obtain equity or other financing in connection with the proposed business combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the Transaction; costs related to the proposed business combination; the impact of the global COVID-19 pandemic; the effects of inflation and changes in interest rates; an economic slowdown, recession or contraction of the global economy; a financial or liquidity crisis; geopolitical factors, including, but not limited to, the Russian invasion of Ukraine; global supply chain concerns; the status of debt and equity markets (including, market volatility and uncertainty); and other risks and uncertainties, including those risks to be included under the heading “Risk Factors” in the proxy statement to be filed by Clean Earth with the SEC and also those included under the heading “Risk Factors” in Clean Earth’s final prospectus relating to its initial public offering dated February 23, 2022 and Clean Earth’s other filings with the SEC.

If any of these risks materialize or Clean Earth’s and Alternus’ assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Clean Earth nor Alternus presently know, or that neither Clean Earth nor Alternus currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Clean Earth’s and Alternus Energy’s expectations, plans or forecasts of future events and views as of the date of this press release. Clean Earth and Alternus Energy anticipate that subsequent events and developments will cause Clean Earth’s and Alternus Energy’s assessments to change. However, while Clean Earth and Alternus Energy may elect to update these forward-looking statements at some point in the future, Clean Earth and Alternus Energy specifically disclaim any obligation to do so. Neither Clean Earth nor Alternus anticipate that subsequent events and developments will cause Clean Earth’s and Alternus’ assessments to change. However, while Clean Earth and Alternus may elect to update these forward-looking statements at some point in the future, Clean Earth and Alternus specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Clean Earth’s or Alternus’ assessments of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information About the Proposed Business Combination and Where to Find It

In connection with the Proposed Business Combination, Clean Earth intends to file relevant materials with the with the SEC, including a proxy statement. Clean Earth urges its investors, shareholders and other interested persons to read, when available, the proxy statement filed with the SEC and documents incorporated by reference therein because these documents will contain important information about Clean Earth, Alternus Energy and the Proposed Business Combination. The final proxy statement a proxy card and other relevant documents will be mailed to the shareholders of Clean Earth as of the record date established for voting on the Proposed Business Combination and will contain important information about the Proposed Business Combination and related matters. Shareholders of Clean Earth and other interested persons are advised to read, when available, these materials (including any amendments or supplements thereto) and any other relevant documents in connection with Clean Earth’s solicitation of proxies for the meeting of shareholders to be held to approve, among other things, the Proposed Business Combination because they will contain important information about Clean Earth, Alternus Energy and the Proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement, the final proxy statement and other relevant materials in connection with the transaction without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Clean Earth Acquisition Corp., Attention: Martha Ross, CFO & COO, telephone: (800) 508-1531. The information contained on, or that may be accessed through, the websites referenced in this Press release is not incorporated by reference into, and is not a part of, this press release.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Alternus Energy Investor Contact:
ir@alternusenergy.com
Tel: +1-913-815-1557

Clean Earth Investor Contact:
Matthew Devereaux
Clean Earth Acquisitions Corp.
inbound@cleanearthacquisitions.com
Tel: +1-800-508-1531

MZ Group:
Chris Tyson

Executive Vice President

MZ North America

CLIN@mzgroup.us

Tel: +1-949-491-8235